UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2022 (August 16, 2022)
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 7.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 16, 2022, the Audit Committee (the “Audit Committee”) of the Board of Directors of Old National Bancorp (the “Company”) determined that it would not appoint Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm, effective immediately following the issuance of the Company’s consolidated audited financial statements as of and for the fiscal year ending December 31, 2022 and the filing of its related Annual Report on Form 10-K. The Audit Committee’s previous appointment of Crowe as the Company’s independent registered public accounting firm in connection with the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2022 will continue in effect.

The reports of Crowe on the Company’s consolidated audited financial statements as of and for the fiscal years ended December 31, 2020 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2020 and December 31, 2021 and the subsequent interim period through August 16, 2022, (i) there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Crowe, would have caused it to make reference to the subject matter of the disagreements in any of its reports on such consolidated audited financial statements of the Company, and (ii) there were no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Crowe with a copy of this Form 8-K and requested that Crowe provide the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of Crowe’s letter, dated August 22, 2022, is attached as Exhibit 16.1 to this Form 8-K.

On August 16, 2022, the Audit Committee also approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2023, subject to completion of Deloitte’s standard client acceptance procedures.

During the Company’s fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent interim period through August 16, 2022, neither the Company, nor anyone on the Company’s behalf, consulted with Deloitte regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor any oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter or event as described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

16.1    Letter to the U.S. Securities and Exchange Commission from Crowe LLP dated August 22, 2022

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2022

OLD NATIONAL BANCORP

By: /s/ Brendon B. Falconer
Brendon B. Falconer
Senior Executive Vice President and
Chief Financial Officer

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